FISCAL FIRST QUARTER 2014 FINANCIAL RESULTS January 15, 2014

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today that are not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward- looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of major factors that could cause actual results to differ materially from those projected, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended September 28, 2013, and the Safe Harbor and Fair Disclosure statement in today’s press release. Plexus provides non-GAAP supplemental information such as earnings excluding special items, ROIC and free cash flow. We present information excluding special items because it provides a better indication of core performance for purposes of period-to-period comparisons. ROIC and free cash flow are used for internal management assessments because they provide additional insight into ongoing financial performance. In addition, we provide non-GAAP measures because we believe they offer insight into the metrics that are driving management decisions as well as management’s performance under the tests that it sets for itself. For a full reconciliation of non-GAAP supplemental information please refer to today’s press release and our periodic SEC filings.

FISCAL FIRST QUARTER 2014 RESULTS 3 Q1 F14 Guidance Q1 F14 Dec 28, 2013 Q4 F13 Sept 28, 2013 Q1 F14 vs. Q4 F13 Revenue ($ millions) $520 to 550 $534 $568 - 6% Gross margin 9.6 to 9.8% 9.6% 9.6% Flat Operating margin excluding restructuring 4.6 to 4.8% 4.8% 4.7% + 10 bps ROIC 14.5% 14.0% + 50 bps Diluted earnings per share $0.51 $0.71 - 28% Diluted earnings per share before special charges and benefit $0.57 to 0.63 $0.61 $0.67 - 9% • Revenue near mid-point of our guidance range, down 6% from prior quarter - Juniper headwind approximately $40M • Non-GAAP diluted EPS slightly above mid-point of guidance range - Recorded $3.6M restructuring charges ($0.10 cents of diluted EPS) for the previously announced consolidation of facilities in the Fox Cities, WI

A FEW FISCAL FIRST QUARTER HIGHLIGHTS • Operating Margin improvement: 4 quarters in a row • ROIC: 14.5% or 350 bps above WACC • Manufacturing Solutions new business wins: $205M - Trailing four wins above target; setting the stage for growth • Fox Cities, WI transformation/consolidation: 2 of 3 facilities complete • Low cost Americas solution in Guadalajara, Mexico: Construction on track for completion in the summer 2014 • Investment in Microelectronics Center of Excellence capabilities within our Boise manufacturing site 4

FISCAL SECOND QUARTER GUIDANCE 5 Q2 F14 Guidance Revenue $535 to $565 million Diluted EPS $0.57 to $0.63 • Excludes anticipated restructuring charge • Includes $0.10 stock based compensation expense • Revenue range mid-point suggests 3% sequential growth Q1F14 to Q2F14 - Strength: Industrial/Commercial & Defense/Security/Aerospace; ramps - Flat: Healthcare/LifeSciences; seasonal - Weakness: Networking/Communications; customer forecast reset • EPS guidance excludes anticipated restructuring charge associated with the consolidation of the third facility in the Fox Cities, WI transformation project

PERFORMANCE BY SECTOR 6 Q1F14 Dec 28, 2013 Q4F13 Sept 28, 2013 Q1F14 vs. Q4F13 Q2F14 Expectations (percentage points) Networking/ Communications $163 31% $197 35% - 17% Down high single Healthcare/ Life Sciences $165 31% $159 28% 4% Flat Industrial/ Commercial $136 25% $143 25% - 5% Up low teens Defense/ Security/ Aerospace $70 13% $69 12% 1% Up twenties Total Revenue $534 100% $568 100% - 6% Revenue in millions • N/C growth in Q1F14 Ex-JNPR as a result of new program wins, broad based softness in Q2F14 • HC/LS solid in Q1F14, seasonal weakness in Q2F14 with a major customer • Strong growth expected for I/C and D/S/A in Q2F14 as a result of new program wins

Q1F14 MANUFACTURING WINS 7 $65 $35 $69 $36 Manufacturing Wins by Sector ($Ms) Networking/Communications Healthcare/Life Sciences Industrial/Commercial Defense/Security/Aerospace $98 $17 $90 Manufacturing Wins by Region ($Ms) AMER EMEA APAC 29 wins totaling $205M in annual revenue when fully ramped within manufacturing (target ~$150M) • Balanced performance between the regions • Balanced sector performance with strength in Industrial/Commercial and Networking/Communications Engineering Solutions wins of $17M in anticipated revenue

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f TFQ Sa les Ne w W ins $M TFQ Wins TFQ Wins % of TFQ Sales Qtrly Wins MANUFACTURING WINS AS A PERCENT OF SALES Goal Trailing Four Quarters (TFQ) of New Manufacturing Wins TFQ $715M 8

FUNNEL OF MANUFACTURING OPPORTUNITIES $2.3B Strong funnel, near record level 9 $0 $500 $1,000 $1,500 $2,000 $2,500 $ M illio n Customer Target

FOX CITIES, WI TRANSFORMATION • Consolidation of three sites - Two leased, one owned • 2 of 3 facility transitions complete • Flawless results to date • Centers of Excellence for key market sectors • Rapid prototyping and after-market services 10

GUADALAJARA, MEXICO Supporting customer requirements by providing additional low-cost country solutions 265 K ft2 leased facility in Guadalajara Technology Park • World-class resources and business environment • Construction began August 2013 • 50% complete • Construction complete in Q3F14 11

MICROELECTRONICS EXPANSION IN BOISE, ID Micro-Electronics Initiative • Tripling size of cleanroom at Boise Center of Excellence • Investing in new equipment • Leveraging product development expertise • Strong funnel developed • Winning new programs 12 New Cleanroom Existing Cleanroom

Q1F11 Q2F11 Q3F11 Q4F11 Q1F12 Q2F12 Q3F12 Q4F12 Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Inventory Days 93 89 88 85 87 87 81 78 92 87 78 72 83 A/R Days 52 45 49 48 46 47 47 49 50 55 54 49 51 A/P Days 62 58 56 57 57 62 59 58 61 61 54 56 64 Customer Deposit Days 5 5 6 6 6 6 6 6 7 17 19 12 8 Net Cash Cycle Days 78 71 75 70 70 66 63 63 74 64 59 53 62 CASH CYCLE TREND • Q4F13 benefited by 7 days due to Juniper deposits and inventory sales • Q1F14 shows continued long-term progress • Expect cash cycle in high 50 day range exiting F14 - 10 20 30 40 50 60 70 80 90 100 Day s Net Cash Cycle Days Inventory Days A/R Days A/P Days Customer Deposit Days 13

F14 Operations Initiatives • Supply Chain productivity • Manufacturing productivity • Facility simplifications • Improved sector mix OPERATIONS INITIATIVES 14 3.8% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% $450 $500 $550 $600 Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 R e ve n u e $ M Revenue vs. Operating Margin Revenue Operating Margin

FISCAL FIRST QUARTER INCOME STATEMENT HIGHLIGHTS 15 Q1F14 Dec 28, 2013 Q4F13 Sept 28, 2013 Q1F14 vs. Q4F13 Change Revenue $534 $568 - 6% Gross margin 9.6% 9.6% Flat Operating margin excluding special charges 4.8% 4.7% + 10 bps Diluted earnings per share $0.51 $0.71 -28% Diluted earnings per share excluding special charges and benefit $0.61 $0.67 - 9% Revenue and Net Income in millions • Gross margin in-line with expectations • SG&A during the quarter slightly lower than expected on focused cost management • Recorded $3.6 million of special charges ($0.10 cents of diluted EPS) for the previously announced consolidation of facilities in Fox Cities, WI

BALANCE SHEET AND CASH FLOWS 16 Q1F14 Comments Return on invested capital 14.5% Above WACC of 11% and increased from Q4F13, but remains below enduring goal of WACC + 500 bps (16%) Share repurchases $6.9 million Average price of $39.88 per share Cash cycle days 62 days In-line with expectations, but 9 days higher than Q4F13 Free cash flow - $18 million Operating earnings met expectations, offset by investments in inventory and capital expenditures

FISCAL SECOND QUARTER 2014 GUIDANCE 17 Guidance Revenue $535 to $565 million Estimated restructuring charges $600,000 Diluted Earnings per share excluding restructuring $0.57 to $0.63 Gross margin 9.4 to 9.6% SG&A $27 to $28 million Operating margin 4.4 to 4.6% Depreciation and amortization $12.0 million Tax rate 10% Cash cycle days 62 to 64 days F14 estimated capital expenditures $75 million

WRAP-UP 18 Near-term focus items: 1. Continue “new wins” at or our above target to deliver modest growth in F14 and to carry growth momentum in F15 2. Continued progress on operating improvements and initiatives to deliver operating margin in-line with our 5% target as we exit fiscal 2014 3. Complete the Fox Cities, WI transformation in Q2F14 4. Build a management team to lead our new low cost Americas solution in Guadalajara, Mexico and prepare for startup in early Q4F14 5. Continue to build revenue momentum into our new Oradea facility 6. Exceptional customer service: Operational Excellence, Value Stream Solutions

QUESTIONS